Individuals with Highest Emoluments - Emoluments Payable to the Five Individuals with Highest Emoluments (Detail) - Five individuals with the highest emoluments [member] - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of transactions between related parties [line items]
Salaries, allowances and benefits in kind	¥ 5,259	¥ 5,602	¥ 8,135
Performance related bonuses	4,014	2,029	1,814
Retirement scheme contributions	158	157	148
Total	¥ 9,431	¥ 7,788	¥ 10,097